- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
/ / Preliminary proxy statement
/x/ Definitive proxy statement
/x/ Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            ------------------------

                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                (Name of Registrant as Specified in Its Charter)
                            ------------------------

                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a6(j)(2).

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transactions applies:
         _______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
         _______________________________________________________________


     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________


     /x/ Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

                                 $125
         _______________________________________________________________


     (2) Form, schedule or registration statement no.:

                               811-2642
         _______________________________________________________________


     (3) Filing party:

             The Corporate Fund Accumulation Program, Inc.
         _______________________________________________________________


     (4) Date filed:

                               12/22/93
         _______________________________________________________________


- ------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                              POST OFFICE BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               FEBRUARY 25, 1994

TO THE STOCKHOLDERS OF
  THE CORPORATE FUND ACCUMULATION PROGRAM, INC.

     Notice is hereby given that the Annual Meeting of Stockholders (the 'Meeting') of The Corporate Fund Accumulation Program, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey on Friday, February 25, 1994 at 11:00 a.m., for the following purposes:

          (1) To elect six directors to serve until their successors are elected and qualified;

          (2) To ratify or reject the selection of Deloitte & Touche as independent accountants of the Fund for its fiscal year ending December 31, 1994;

          (3) To consider and act upon the proposal to amend the Fund's investment restrictions to require that no more than 25% of the Fund's total assets be invested in any one industry;

          (4) To consider and act upon the proposal to amend the Fund's investment restrictions to permit the Fund to lend up to 33 1/3% of its portfolio securities pursuant to guidelines adopted by the Fund's Board of Directors; and

          (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 20, 1993 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of the Fund for any purpose germane to the Meeting during ordinary business hours from and after February 11, 1994, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          SUSAN B. BAKER
                                          Secretary

Plainsboro, New Jersey
Dated: January 11, 1994

                                PROXY STATEMENT

                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                              POST OFFICE BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               FEBRUARY 25, 1994

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Corporate Fund Accumulation Program, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on Friday, February 25, 1994 at 11:00 a.m. The approximate mailing date of this Proxy Statement is January 10, 1994.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of six directors, for the ratification of Deloitte & Touche as independent accountants of the Fund, for the approval of the amendment to the Fund's investment restriction regarding the Fund's policy of investing 25% or more but less than 80% of the market value of its total assets in the securities of issuers in the gas and electric public utilities industries under certain conditions, and of investing 25% or more but less than 50% of the market value of its total assets in the securities of the bank, bank holding company and finance industries under certain conditions, and for the approval of the amendment to the Fund's investment restrictions to permit the Fund to lend up to 33 1/3% of its portfolio securities pursuant to guidelines adopted by the Fund's Board of Directors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund. Abstentions will be included in the determination of the number of shares present at the Meeting.

     The Board of Directors has fixed the close of business on December 20, 1993 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Holders of Common Stock on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of December 20, 1993, the Fund had outstanding 4,812,530.250 shares of Common Stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of such date.

     Shares of the Fund are sold only to holders of Units of certain series of Unit Investment Trusts in order to provide a means for the automatic reinvestment of distributions of interest or dividend income and capital gains and principal on such Units in shares of the Fund.

     Management of the Fund knows of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 through 4 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

     At the Meeting six directors will be elected to serve for an indefinite term until their successors are elected and qualified. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ENCLOSED PROXY, IN THE ABSENCE OF CONTRARY INSTRUCTIONS, TO NOMINATE AND VOTE IN FAVOR OF THE ELECTION OF THE PERSONS LISTED BELOW. The election of each director will require a plurality of the votes cast at the Meeting.

     There normally will be no meeting of stockholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by stockholders, at which time the directors then in office will call a meeting of stockholders for the election of directors.

     Each nominee listed below has consented to being named in this Proxy Statement and to serve or continue to serve as a director if elected. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below:

                                                                                                 SHARES
                                             PRINCIPAL OCCUPATION                             BENEFICIALLY
         NAME AND ADDRESS                   DURING PAST FIVE YEARS               DIRECTOR       OWNED ON        PERCENT
            OF NOMINEE                     AND PUBLIC DIRECTORSHIPS        AGE     SINCE    DECEMBER 20, 1993   OF CLASS
- -----------------------------------  ------------------------------------  ----  ---------  -----------------   --------
Arthur Zeikel(1)                     President of MLAM since 1977; Chief    61     1977          -0-             -0-
800 Scudders Mill Road               Investment Officer thereof since
Plainsboro, New Jersey 08536         1976 and Director thereof from 1976
                                     to 1993; President and Chief
                                     Investment Officer of Fund Asset
                                     Management ('FAM') since 1977 and
                                     Director thereof from 1977 to 1993;
                                     Director of Princeton Services, Inc.
                                     ('Princeton Services') since 1993;
                                     an Executive Vice President of
                                     Merrill Lynch & Co., Inc. since
                                     1990; an Executive Vice President of
                                     Merrill Lynch, Pierce, Fenner &
                                     Smith Incorporated since 1990 and a
                                     Senior Vice President from 1985 to
                                     1990.

Ronald W. Forbes                     Professor of Finance, School of        53     1977          -0-             -0-
School of Business, BA 309           Business, State University of New
State University of New York at      York at Albany, since 1989 and
Albany                               Associate Professor prior thereto;
1400 Washington Avenue               Member, Task Force on Municipal
Albany, New York 12222               Securities Markets, Twentieth
                                     Century Fund.

                                                                                                 SHARES
                                             PRINCIPAL OCCUPATION                             BENEFICIALLY
         NAME AND ADDRESS                   DURING PAST FIVE YEARS               DIRECTOR       OWNED ON        PERCENT
            OF NOMINEE                     AND PUBLIC DIRECTORSHIPS        AGE     SINCE    DECEMBER 20, 1993   OF CLASS
- -----------------------------------  ------------------------------------  ----  ---------  -----------------   --------
Cynthia Montgomery                   Professor, Harvard Business School,    41     1993          -0-             -0-
Harvard Business School              since 1989; Associate Professor,
Soldiers Field Road                  J.L. Kellog Graduate School of
Boston, Massachusetts 02163          Management, Northwestern University,
                                     from 1985 to 1989; Assistant
                                     Professor, Graduate School of
                                     Business Administration, The
                                     University of Michigan, from 1979 to
                                     1985; Director, UNUM Corporation.

Charles C. Reilly                    Adjunct Professor, Columbia            62     1991          -0-             -0-
9 Hampton Harbor Road                University Graduate School of
Hampton Bays, New York 11946         Business since 1990; Adjunct
                                     Professor, Wharton School,
                                     University of Pennsylvania during
                                     1990; President and Chief Investment
                                     Officer of Verus Capital Inc. from
                                     1979 to 1990; Senior Vice President
                                     of Arnhold and S. Bleichroeder, Inc.
                                     from 1973 to 1990.

Kevin A. Ryan                        Professor of Education at Boston       61     1992          -0-             -0-
127 Commonwealth Avenue              University since 1982. Founder and
Chestnut Hill, Massachusetts 02167   current Director of The Boston
                                     University Center for Advancement of
                                     Ethics and Character. Formerly
                                     taught on the faculties of the
                                     University of Chicago, Stanford
                                     University and The Ohio State
                                     University.

                                                                                                 SHARES
                                             PRINCIPAL OCCUPATION                             BENEFICIALLY
         NAME AND ADDRESS                   DURING PAST FIVE YEARS               DIRECTOR       OWNED ON        PERCENT
            OF NOMINEE                     AND PUBLIC DIRECTORSHIPS        AGE     SINCE    DECEMBER 20, 1993   OF CLASS
- -----------------------------------  ------------------------------------  ----  ---------  -----------------   --------
Richard R. West                      Dean, from 1984 to 1993, and           55     1981          -0-             -0-
482 Tepi Drive                       Professor of Finance, New York
Southbury, Connecticut 06488         University Leonard N. Stern School
                                     of Business Administration since
                                     1984; Professor of Finance at the
                                     Amos Tuck School of Business
                                     Administration, Dartmouth College,
                                     from 1976 to 1984 and Dean from 1976
                                     to 1983. Director, Vornado, Inc.
                                     (real estate holding company), Bowne
                                     & Co., Inc. (printer), Alexanders,
                                     Inc. (department stores), and Smith
                                     Corona Corporation (manufacturer of
                                     typewriters and word processors).

- ------------------
(1) Director who is an 'interested person' of the Fund, as defined in the Investment Company Act of 1940.

     Committees and Board of Directors' meetings. The Board of Directors has a standing Audit and Nominating Committee, which consists of the directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940. The purpose of the Audit and Nominating Committee is to review (i) the scope of the annual audit conducted by the Fund's independent certified public accountants, (ii) evaluation by such accountants of the procedures followed by the Fund, and (iii) certain matters which, under the Investment Company Act of 1940, require the approval of a majority of the directors who are not interested persons of the Fund, and to recommend candidates for election to the Board of Directors. It is also expected that the Audit and Nominating Committee will review certain other matters, such as the investment activity of the Fund, as the directors believe will improve the efficiency of the Board of Directors.

     During the Fund's fiscal year ended December 31, 1993, the Board of Directors held four meetings and each director attended at least seventy-five percent of the total number of these meetings. During the Fund's fiscal year ended December 31, 1993, the Audit Committee held two meetings, and all of the members of the committee attended the meetings.

     Interested Person. The Fund considers one of its directors, Mr. Zeikel, to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Zeikel is the President of the Fund, the President of MLAM and FAM and a Director of Princeton Services, the general partner of MLAM and FAM.

     Compensation. FAM, the Investment Adviser, or its affiliates, pays all compensation of all officers and employees of the Fund and all directors of the Fund who are affiliated with Merrill Lynch & Co., Inc. or its subsidiaries. The Fund pays each other director an annual fee of $800 plus $400 per quarterly meeting attended and an annual fee of $500 for serving on the Fund's Audit Committee, except for the Chairman of the Audit Committee who receives an annual fee of $1000, and pays all of the actual out-of-pocket expenses of such directors relating to attendance at meetings. Such fees and expenses aggregated $12,920 for the fiscal year ended December 31, 1993.

     Merrill Lynch investment company directorships. FAM and MLAM act as the investment adviser for over 90 registered investment companies. Each of the nominees is a director or trustee of certain other investment companies for which FAM or MLAM acts as investment adviser. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Tax-Exempt Fund. Each of the nominees is a director or trustee of Merrill Lynch Utility Income Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Taurus MuniCalifornia Holdings, Inc. and Taurus MuniNew York Holdings, Inc. Messrs. Forbes, Reilly, Ryan and West are trustees or directors of and Ms. Montgomery is nominated to be a trustee or director of CMA Money Fund, CMA Tax-Exempt Fund, CMA Government Securities Fund, CMA Multi-State Municipal Series Trust, CBA Money Fund, Merrill Lynch Strategic Dividend Fund, Merrill Lynch Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., Merrill Lynch Prime Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Fund for Tomorrow, Inc. In addition, Messrs. Reilly and West are directors of Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Holdings, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Technology Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Dragon Fund, Inc., Merrill Lynch International Equity Fund, and Merrill Lynch Americas Income Find, Inc.

     Officers of the Fund. Set forth below is information concerning each of the officers of the Fund:

                                                         PRINCIPAL OCCUPATIONS                              OFFICER
     NAME AND OFFICE WITH FUND                           DURING LAST FIVE YEARS                      AGE     SINCE
- ------------------------------------  ------------------------------------------------------------   ----   --------
Arthur Zeikel (1)(2) ...............  President of MLAM since 1977; Chief Investment Officer          61      1977
  President                           thereof since 1976 and Director thereof from 1976 to 1993;
                                      President and Chief Investment Officer of FAM since 1977 and
                                      Director thereof from 1977 to 1993; Director of Princeton
                                      Services since 1993; Executive Vice President of Merrill
                                      Lynch & Co., Inc. since 1990; Executive Vice President of
                                      Merrill Lynch, Pierce, Fenner & Smith Incorporated since
                                      1990 and a Senior Vice President from 1985 to 1990.

Terry K. Glenn (2) .................  Executive Vice President of MLAM and FAM since 1983 and         53      1986
  Executive Vice President            Director thereof from 1992 to 1993; Director of Princeton
                                      Services since 1993; President of Merrill Lynch Funds
                                      Distributor, Inc. ('MLFD') since 1986 and Director thereof since 1991; President of Princeton Administrators, Inc.
                                      since 1988.

N. John Hewitt (2) .................  Senior Vice President of FAM and MLAM since 1980.               59      1992
  Senior Vice President

                                                         PRINCIPAL OCCUPATIONS                              OFFICER
     NAME AND OFFICE WITH FUND                           DURING LAST FIVE YEARS                      AGE     SINCE
- ------------------------------------  ------------------------------------------------------------   ----   --------
Jay C. Harbeck (2) .................  Vice President of FAM and MLAM since 1986 and Fixed Income      59      1992
  Vice President                      Portfolio Manager since 1986.

Donald C. Burke (2) ................  Vice President of MLAM since 1990; employee of Deloitte &       33      1993
  Vice President                      Touche from 1982 to 1990.

Gerald M. Richard (2) ..............  Senior Vice President and Treasurer of FAM and MLAM since       43      1984
  Treasurer                           1984; Treasurer of MLDF since 1984 and Vice President since
                                      1981.

Susan B. Baker (2) .................  Vice President of FAM since 1993; attorney associated with      36      1990
  Secretary                           FAM and MLAM since 1987.

- ------------------

(1) Director who is an 'interested person' of the Fund, as defined in the Investment Company Act of 1940.

(2) Mr. Zeikel is a director or trustee and officer, and Messrs. Glenn, Harbeck, Hewitt, Burke and Richard and Ms. Baker are officers of certain other investment companies for which the Investment Adviser or its parent, MLAM, acts as investment adviser.

     Merrill Lynch & Co., Inc. stock ownership. The directors and officers of the Fund as a group (twelve persons) owned on December 20, 1993, in the aggregate, less than 1/4 of 1% of the outstanding Common Stock of the Fund. Mr. Zeikel, a director of the Fund, and the officers of the Fund owned on December 20, 1993, an aggregate of less than 1/4 of 1% of the outstanding shares of Merrill Lynch & Co., Inc.

THE INVESTMENT ADVISER

     Effective January 1, 1994, FAM, the Fund's Investment Adviser, was reorganized as a Delaware limited partnership. FAM (the general partner of which is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) is owned and controlled by Merrill Lynch & Co., Inc. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Merrill Lynch & Co., Inc. has its principal place of business at 250 Vesey Street, New York, New York 10281. Prior to the reorganization, the Investment Adviser was a Delaware corporation known as Fund Asset Management, Inc., which was incorporated in 1976. The reorganization did not result in a change to the Investment Adviser's management or personnel, nor did the reorganization cause any adverse change to the Investment Adviser's financial condition. Fund Asset Management, Inc. was a wholly-owned subsidiary of Merrill Lynch Investment Management, Inc., which did business as Merrill Lynch Asset Management, a Delaware corporation that was also reorganized as a Delaware limited partnership effective January 1, 1994. MLAM was a wholly-owned subsidiary of Merrill Lynch & Co., Inc. prior to its reorganization and continues to be owned and controlled by Merrill Lynch & Co., Inc. after its reorganization.

     An audited copy of the balance sheet of Fund Asset Management Inc. (the name of the Investment Adviser prior to January 1, 1994) at December 25, 1992, as well as a copy of an unaudited balance sheet, dated as of September 24, 1993, are appended to this Proxy Statement as Exhibits A and B, respectively. The Investment Adviser has represented to the Fund that there has been no material adverse change in the financial condition of the Investment Adviser since the date of the unaudited balance sheet.

     The following table sets forth the names, titles and principal occupations of the principal executive officer of the Investment Adviser and the directors of Princeton Services, the general partner of the Investment Advisor:

                           POSITION WITH THE
  NAME/ADDRESS*           INVESTMENT ADVISER                             PRINCIPAL OCCUPATIONS
- ------------------   -------------------------------    -------------------------------------------------------------
Arthur Zeikel        President of FAM and Director      President of MLAM and FAM.
                       of Princeton Services

Terry K. Glenn       Executive Vice President of FAM    Executive Vice President of MLAM and FAM.
                       and Director of Princeton
                       Services

Philip L. Kirstein   Senior Vice President and          Senior Vice President and General Counsel of MLAM and FAM.
                       General Counsel of FAM and
                       Director of Princeton
                       Services

- ------------------

* The address of each director, FAM and MLAM is P.O. Box 9011, Princeton, New Jersey 08540-9011.

TERMS OF THE ADVISORY AGREEMENT

     Pursuant to the Investment Advisory Agreement, FAM, as Investment Adviser, has agreed, subject at all times to the direction of the Board of Directors, to
(1) manage the Fund in accordance with its investment objectives and policies and furnish to the Fund investment advice and (2) (a) assist in supervising all aspects of the Fund's operations including coordinating all matters relating to the functions of the custodian and other parties performing operational functions for the Fund; (b) provide the Fund, at the Investment Adviser's expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with stockholder relations, reports, redemption requests and account adjustments and the maintenance of certain non-accounting Fund books and records; (c) provide the Fund, at the Investment Adviser's expense, with adequate office space and related services; (d) supervise and administer the operation of the Fund's exchange privilege; and (e) to the extent required by then current federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares. In return the Fund has agreed to pay a fee each month to the Investment Adviser at the annual rate of 0.5% of the value of the Fund's average daily net assets from the beginning of the year to the end of such month.

     The Fund pays all the other costs and expenses incurred in connection with its organization and operations, including: fees of the program agent, transfer agent, custodian and dividend disbursing agent; costs of printing and mailing stock certificates, shareholder reports, proxy materials and (except to the extent borne by the Investment Adviser or the administrators) prospectuses and statements of additional information; legal and auditing fees; costs and expenses of the sale, issue and redemption of its shares (including fees and expenses of registering the shares under federal and state securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation of net asset value); interest, brokerage costs, insurance and taxes. Accounting services are provided for the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the year ended December 31, 1993, such reimbursement amounted to $35,280. Under current requirements of certain states in which the shares are registered for sale, the Investment Adviser must reimburse the Fund for advisory fees received by it from the Fund to the extent that the Fund's expenses (including the advisory fee but excluding interest, taxes, brokerage fees and extraordinary expenses) exceed in any fiscal year 2.5% of the Fund's first $30,000,000 of average daily net assets, 2.0% of average daily net assets in excess of $30,000,000 but not exceeding $100,000,000 and 1.5% of average daily net assets above $100,000,000 for such fiscal year. No fee payment will be made to the Investment Adviser during any fiscal year which would cause such expenses to exceed the foregoing expense limitations applicable at the time of such payment, and any required reimbursements will be made promptly at the end of such fiscal year. For the fiscal year ended December 31, 1993, the advisory fees paid by the Fund to the Investment Adviser aggregated $515,901, none of which was reimbursed by the Investment Adviser.

     The Advisory Agreement provides that the use of the name 'The Corporate Fund Investment Accumulation Program' by the Fund is non-exclusive and that the Investment Adviser may allow other persons, including other investment companies, to use the name. The name may also be withdrawn by the Investment Adviser, in which event the Investment Adviser has agreed to present the question of continuing the Advisory Agreement to a vote of the Fund's stockholders.

     The Advisory Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Fund's shares or (ii) by the Fund's Board of Directors and, in each case, by the vote or a majority of those directors who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was most recently approved by the Fund's stockholders on June 5, 1987 and by the Board of Directors (including all of the non-interested directors) on March 17, 1993. The Advisory Agreement provides that the Investment Adviser will have no liability to the Fund or any stockholder for any error of judgement, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Investment Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or from reckless disregard by the Investment Adviser of its obligations and duties under the Advisory Agreement. The Advisory Agreement automatically terminates upon its assignment, is terminable, without penalty, by the Board of Directors or by vote of the holders of a majority of the shares on 60 days' notice to the Investment Adviser and by the Investment Adviser on 90 days' notice to the Fund.

PORTFOLIO TRANSACTIONS

     While there is no undertaking or agreement to do so, the Investment Adviser may allocate securities transactions among various dealers on the basis of supplementary statistical and research information and price quotation and other services furnished to the Fund or the Investment Adviser. Such statistical and research information may be used by the Investment Adviser in providing investment advice for all of the accounts which it manages, and it is not possible to relate the benefits of such information to any particular account. The Investment Adviser is able to fulfill its obligations to furnish a continuous investment program to the Fund without such information from dealers. However, the Investment Adviser considers access to such information to be an important element of financial management. While such information is considered useful, its value is not determinable and the Investment Adviser does not feel that such information reduces its expenses. In implementing the above policies, the Fund will not offset brokerage commissions paid to the affiliates of the Investment Adviser, if any, against advisory fees payable to the Investment Adviser, nor will it attempt to offset brokerage commissions payable to other brokers which effect portfolio transactions for the Fund. The Board of Directors has considered the propriety of seeking such offsets and has determined that is in the best interest of the Fund not to seek such offsets at this time and that it will reconsider this determination in the future at least annually. The Fund may effect portfolio transactions conducted on an agency basis through affiliates of the Investment Adviser provided that, in the judgment of the Investment Adviser, more favorable prices or executions are not obtainable elsewhere. During its fiscal year ended December 31, 1993, the Fund did not pay any brokerage commissions.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on December 8, 1993, the Board of Directors of the Fund, including a majority of the directors who are not 'interested persons' of the Fund (as defined in the Investment Company Act of 1940), selected Deloitte & Touche to act as independent accountants for the Fund for the fiscal year December 31, 1994. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of Deloitte & Touche are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available at the Meeting to respond to appropriate questions from stockholders.

     Deloitte & Touche also acts as independent auditors for Merrill Lynch & Co., Inc. and all of its subsidiaries and for substantially all of the other investment companies for which MLAM or FAM acts as investment adviser. The fees received by Deloitte & Touche from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The directors of the Fund considered the fact that Deloitte & Touche has been retained as the independent auditors for Merrill Lynch & Co., Inc. and the other entities described above in its evaluation of the independence of Deloitte & Touche with respect to the Fund.

REQUIRED VOTE

     Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the Meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the Meeting.

      (3) APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT
                 RESTRICTIONS REGARDING INDUSTRY CONCENTRATION

     The Board of Directors of the Fund has approved an amendment to the Fund's investment restrictions to require that no more than 25% of the Fund's total assets be invested in any one industry, including the gas and electric public utilities industries and the bank, bank holding company and finance industries. The Fund is currently required to concentrate, or invest more than 25% of its total assets, in each of these industries under certain conditions.

     Under the Fund's current investment policy, concentration in these industries would occur if: (i) the market for corporate debt securities which meet the Fund's quality and yield requirements is dominated by the securities of such industries (domination will be considered to exist for this purpose when new issues and secondary market offerings of such securities account for more than 25% of the total of such offerings available for purchase by the Fund);
(ii) the Fund has cash available for such investments; and (iii) in the judgment of the Investment Adviser, the return available from the securities of such industries and the marketability, quality and availability of the securities of such industries would not, in light of the Fund's investment objectives, provide sufficient justification to warrant not concentrating.

     In order to enhance trading ability and the Fund's performance, the Investment Adviser believes that it is no longer in the Fund's best interest to be required, under these conditions, to invest 25% or more of its total assets in securities of issuers in either the gas and electric public utility industries or the bank, bank holding company and finance industries. The Investment Adviser believes that in order to enhance the Fund's ability to better achieve its investment objective, this policy of concentrating in the above-referenced industries should be removed.

     In order to remove this policy, it will be necessary to amend one of the Fund's investment restrictions, which are set forth in the Fund's Statement of Additional Information dated April 22, 1993. The text of this investment restriction, as proposed to be amended, is set forth as Exhibit C to this Proxy Statement.

REQUIRED VOTE

     Approval of the proposed amendment to the Fund's investment restriction regarding industry concentration will require the affirmative vote of a majority of the Fund's outstanding shares, as defined below. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment.

      (4) APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS TO PERMIT LOANS OF PORTFOLIO SECURITIES

     The Board of Directors of the Fund has approved an amendment to one of the Fund's investment restrictions to permit the Fund to lend up to 33 1/3% of its portfolio securities pursuant to guidelines adopted by the Fund's Board of Directors. The text of the investment restriction, as proposed to be amended, is set forth as Exhibit D to this Proxy Statement.

     The Investment Adviser believes that the ability to lend its portfolio securities would increase the Fund's potential return to its stockholders by providing additional opportunities for earning income.

     Under the Investment Company Act of 1940, as amended, the Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors.

     By lending portfolio securities, the Fund will attempt to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund has lent has increased, the Fund could experience a loss.

REQUIRED VOTE

     Approval of the proposed amendment to the Fund's investment restriction regarding lending portfolio securities will require the affirmative vote of a majority of the Fund's outstanding shares, as defined below. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment.

                             ADDITIONAL INFORMATION

     The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     The proposal to elect the Fund's Trustees (Item 1) and the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by majority vote of the shareholders, present in person or by proxy, at a meeting at which a quorum is duly constituted. The proposal to amend the fundamental investment restrictions of the Fund (Items 3 and 4) requires the affirmative vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the six Trustee nominees, 'FOR' the ratification of Deloitte & Touche as independent auditors for the Fund and 'FOR' the proposals to amend the fundamental investment restrictions of the Fund. Shares will not be voted for any of the aforementioned proposals, however, unless (i) in the judgment of the Fund's Trustees, there has been no material adverse change in the financial condition of FAM between September 24, 1993 and the date of FAM's most recently completed fiscal quarter and (ii) the Fund shall have received a certificate of the President or a Senior Vice President of FAM, dated the Meeting date, attesting that, to the knowledge of such officer, there has been no material adverse change in the financial condition of FAM unless such material adverse change has been disclosed to shareholders in additional proxy solicitation materials.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the items before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. The Fund also will count towards a quorum shares as to which proxies are returned by record shareholders but which are marked 'abstain' on any Item. Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. However, abstentions will not be counted as votes cast. Abstentions, therefore, will not have an effect on the vote on Item 1 or
Item 2. Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be permitted to grant voting authority without instructions with respect to Items 3 and 4.

MEETINGS OF STOCKHOLDERS

     The Fund's Certificate of Incorporation and By-Laws do not require that the Fund hold an annual meeting of stockholders. However, the Fund will be required to call special meetings of stockholders in accordance with the requirements of the Investment Company Act of 1940 to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a stockholders' meeting to elect new directors at such time as less than a majority of the directors holding office have been elected by stockholders.

     The Board of Directors does not know of any matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented at the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                          By Order of the Board of Directors

                                          SUSAN B. BAKER
                                          Secretary

Dated: January 11, 1994

                                                                       EXHIBIT A

                          INDEPENDENT AUDITORS' REPORT

FUND ASSET MANAGEMENT, INC.:

     We have audited the accompanying balance sheet of Fund Asset Management, Inc. (the 'Company') as of December 25, 1992. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such balance sheet presents fairly, in all material respects, the financial position of the Company at December 25, 1992 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 19, 1993

                          FUND ASSET MANAGEMENT, INC.
                        BALANCE SHEET, DECEMBER 25, 1992

                                              ASSETS
Cash..............................................................................................   $     21,356
Receivable from affiliated companies:
  Lease transactions..............................................................................     46,734,122
Fund management fees receivable...................................................................     20,435,376
Investments in leases:
  Leveraged leases................................................................................    121,508,161
  Sales-type lease................................................................................     12,831,711
Investments in affiliated investment companies at the lower of cost
  or market (market: $33,307,413).................................................................     32,952,761
Investment in affiliated Limited Partnership......................................................     32,293,647
Deferred charges..................................................................................        586,166
                                                                                                     ------------
     TOTAL ASSETS.................................................................................   $267,363,300
                                                                                                     ------------
                                                                                                     ------------
                               LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Payable to Merrill Lynch Investment Management, Inc. and affiliates...............................   $ 54,881,755
Deferred income taxes:
  Arising from leveraged leases...................................................................    111,585,182
  Arising from sales-type lease...................................................................      5,245,721
  Other...........................................................................................     15,892,806
Other.............................................................................................          6,000
                                                                                                     ------------
     TOTAL LIABILITIES............................................................................    187,611,464
                                                                                                     ------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share--authorized 25,000 shares;
  outstanding 1,000 shares........................................................................          1,000
Additional paid-in capital........................................................................    684,594,627
Retained earnings.................................................................................     79,271,257
Proceeds receivable from ML & Co. from sale of subsidiary.........................................   (684,115,018)
                                                                                                     ------------
     TOTAL STOCKHOLDER'S EQUITY...................................................................     79,751,836
                                                                                                     ------------
     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY...................................................   $267,363,300
                                                                                                     ------------
                                                                                                     ------------

                          See notes to balance sheet.

                          FUND ASSET MANAGEMENT, INC.
                             NOTES TO BALANCE SHEET
                               DECEMBER 25, 1992

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--Fund Asset Management, Inc. (the 'Company'), a wholly-owned subsidiary of Merrill Lynch Investment Management, Inc. (the 'Parent'), which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ('ML & Co.'), serves as an investment adviser to various registered open-end investment companies. The Company is also a lessor participant in certain leveraged and sales-type lease agreements.

     Income Taxes--The results of the operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML & Co. It is the policy of ML & Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. Effective in the first quarter of 1992, ML & Co. adopted Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' ('SFAS 109') which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized. Previously, the Company accounted for income taxes in accordance with SFAS 96. The current year's impact on adopting SFAS 109 was minimal.

2. TRANSACTIONS WITH AFFILIATES

     The Company serves as an investment adviser for certain affiliated investment companies. The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     During 1992, the Company sold its investment in Merrill Lynch Interfunding, Inc., an investor in select credit instruments, and Merlease Leasing Corp., a lessor participant in lease agreements, to an affiliate at book value, resulting in a receivable from ML & Co. This receivable is reflected as a reduction to stockholder's equity.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S') which provides that the Company which receives revenue as investment adviser to certain investment companies (the 'Funds'), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     The 'Receivable from affiliated companies' arising from lease transactions is summarized as follows:

Monies advanced to fund lease transactions.............................................   $(117,240,047)
Tax benefits allocated to the Company by ML & Co.......................................     150,407,083
Other..................................................................................      13,567,086
                                                                                          -------------
     Total.............................................................................   $  46,734,122
                                                                                          -------------
                                                                                          -------------

     The Company has a 49 percent limited partnership interest in ML Plainsboro Limited Partnership ('MLP'), whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

     ML & Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML & Co. credits the Company for interest, at a floating rate approximating ML & Co.'s average borrowing rate, based on the Company's average daily balances due to/from ML & Co.

                          FUND ASSET MANAGEMENT, INC.
                      NOTES TO BALANCE SHEET--(CONTINUED)
                               DECEMBER 25, 1992

3. INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged leases. The Company's net investment in leveraged leases is summarized as follows:

Rentals receivable (net of principal and interest on nonrecourse debt).................   $ 117,309,811
Estimated residual values of leased assets.............................................      40,329,738
Less:
  Unearned and deferred income.........................................................     (34,891,388)
  Allowance for uncollectibles.........................................................      (1,240,000)
                                                                                          -------------
Investment in leveraged leases.........................................................     121,508,161
Less deferred taxes arising from leveraged leases......................................    (111,585,182)
                                                                                          -------------
Net investment in leveraged leases.....................................................   $   9,922,979
                                                                                          -------------
                                                                                          -------------

     Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                                                ESTIMATED
                                                                   LENGTH OF                  RESIDUAL VALUE
                                                                     LEASE        EQUITY        OF LEASED
TYPE OF PROPERTY                                                    (YEARS)     INVESTMENT       PROPERTY
- ----------------------------------------------------------------   ----------   ----------    --------------
Chemical tanker.................................................       20          42.75%          15.0%
Generating plant................................................     24-25         34.06%          15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is secured by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

     The Company's investment in the sales-type leases consisted of the following elements at December 25, 1992:

Minimum lease payments receivable........................................................   $13,612,690
Less--unearned income....................................................................      (780,979)
                                                                                            -----------
Investment in sales-type financing leases................................................   $12,831,711
                                                                                            -----------
                                                                                            -----------

     At December 25, 1992 minimum lease payments receivable are $9,941,000 for 1993, $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML & Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged leases transactions do not offset such net lease income). Deferred taxes have been provided to reflect these temporary differences.

                          FUND ASSET MANAGEMENT, INC.
                      NOTES TO BALANCE SHEET--(CONTINUED)
                               DECEMBER 25, 1992

4. INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to MLIM. No such amounts were due to MLIM at December 25, 1992.

5. PENSION PLAN

     The Company participates in the ML & Co. Comprehensive Retirement Program (the 'Program'), consisting of the Retirement Accumulation Plan ('RAP') and the Employee Stock Ownership Plan (the 'ESOP'). Under the Program, cash contributions made by the Company and the ML & Co. stock held by the ESOP will be allocated quarterly to participant's accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

6. POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     The Company provides certain health care and life insurance benefits for retired employees. The Company reserves the right to amend or terminate this program at any time. Substantially all of the Company's employees become eligible for these benefits upon attainment of age 55 and completion of 10 years of service. The cost of these benefits is expensed as claims are paid.

     In December 1990, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions ('SFAS 106'). SFAS 106, effective for fiscal year 1993, will require that the Company change its method of accounting for postretirement health care and life insurance benefits from expensing these costs on a pay-as-you-go basis to an accrual basis. This change in accounting will require the recognition of a transition obligation which represents the actuarial present value of benefits attributed to prior employee service. The Company has not yet determined what effect the adoption of SFAS 106 will have on its financial condition, results of operations or liquidity.

7. NAME CHANGE

     Effective December 28, 1991, the Parent, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc. ('MLIM'). MLIM will do business under the name 'Merrill Lynch Asset Management'.

                                                                       EXHIBIT B

                          FUND ASSET MANAGEMENT, INC.
                                 BALANCE SHEET
                      AS OF SEPTEMBER 24, 1993 (UNAUDITED)

                                              ASSETS
Cash..............................................................................................   $    561,297
Receivable from Affiliated Companies--Lease transactions..........................................     63,526,920
Investment in Affiliated Limited Partnership......................................................     31,483,140
Investment in Leases:
  Leveraged leases................................................................................    118,273,550
  Sales-type lease................................................................................      8,152,491
Investment in Affiliated Investment Companies at the lower of cost
  or market (market: $18,285,362).................................................................     16,702,798
Fund Management Fees Receivable...................................................................     22,057,239
                                                                                                     ------------
     TOTAL ASSETS.................................................................................   $260,757,435
                                                                                                     ------------
                                                                                                     ------------
                               LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Payable to Merrill Lynch Investment Management, Inc. and Affiliates...............................   $ 19,667,011
Other Payables....................................................................................         11,400
Deferred Income Taxes:
  Arising from leveraged leases...................................................................    111,401,573
  Arising from sales-type lease...................................................................      2,333,002
  Other...........................................................................................     15,876,124
                                                                                                     ------------
     TOTAL LIABILITIES............................................................................   $149,289,110
                                                                                                     ------------
STOCKHOLDER'S EQUITY
Common Stock, par value $1.00 per share authorized 25,000 shares;
  outstanding 1,000 shares........................................................................          1,000
Additional Paid-in Capital........................................................................   $684,594,627
Retained Earnings.................................................................................    110,987,716
Proceeds Receivable from ML&Co. from Sale of Subsidiary...........................................   (684,115,018)
                                                                                                     ------------
     TOTAL STOCKHOLDER'S EQUITY...................................................................    111,468,325
                                                                                                     ------------
     TOTAL LIABILITIES & STOCKHOLDER'S EQUITY.....................................................   $260,757,435
                                                                                                     ------------
                                                                                                     ------------

                                                                       EXHIBIT C

                  PROPOSED AMENDMENT TO INVESTMENT RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION

INVESTMENT RESTRICTION AS CURRENTLY IN EFFECT:

The Program will not:

     . . . (5) purchase any security if as a result (a) more than 25% of the Program's total assets (taken at current value) would be invested in a single industry, except that up to an aggregate of 80% of the Program's total assets (taken at current value) may be invested in securities of the gas and electric public utility industries and up to an aggregate of 50% thereof may be invested in securities of the bank, bank holding company and finance industries, . . .

PROPOSED AMENDMENT TO INVESTMENT RESTRICTION:

The Program will not:

     . . . (5) purchase any security if as a result (a) more than 25% of the Program's total assets (taken at market value at the time of each investment) would be invested in a single industry (utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction; also, banking and finance will be considered two different industries for purposes of this restriction), . . .

                                                                       EXHIBIT D

                  PROPOSED AMENDMENT TO INVESTMENT RESTRICTION
                    TO PERMIT LOANS OF PORTFOLIO SECURITIES

INVESTMENT RESTRICTION AS CURRENTLY IN EFFECT:

The Program will not:

     . . . (15) make loans, except through the purchase of obligation in private placements (the purchase of obligations in other situations not being considered the making of a loan).

PROPOSED AMENDMENT TO INVESTMENT RESTRICTION:

The Program will not:

     . . . (15) make loans, except that the Fund may (a) purchase obligations in private placements (the purchase of obligations in other situations not being considered the making of a loan), and (b) make loans of up to 33 1/3% of its portfolio securities.

PROXY

THE CORPORATE FUND ACCUMULATION PROGRAM, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Susan
Baker as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of The Corporate Fund Accumulation Program, Inc. (the "Fund") held of record by the undersigned on December 20, 1993 at an annual meeting of shareholders of the Fund to be held on February
25, 1994 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4.

____________________________________________________________________________

1. Election of Directors.

FOR / /           WITHHOLD / /

Nominees: Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly,
          Kevin A. Ryan, Richard R. West, Arthur Zeikel

To withhold authority to vote for any individual nominee, write the name on the following line:
      _____________________________________________________________


____________________________________________________________________________
2. Proposal to ratify the selection of Deloitte & Touche as independent accountants of the Fund for its fiscal year ending
December 31, 1994.

FOR / /        AGAINST / /         ABSTAIN / /


3. Proposal to amend the Fund's investment restrictions to require that no more than 25% of the Fund's total assets be invested in any one industry.

FOR / /        AGAINST / /         ABSTAIN / /


4. Proposal to amend the Fund's investment restrictions to permit the Fund to lend up to 33 1/3% of its portfolio securities pursuant to guidelines adopted by the Fund's Board of Directors.

FOR / /        AGAINST / /         ABSTAIN / /


5. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

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Please sign exactly as name appears hereon. When shares are by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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Signature                            Date


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Signature, if held jointly            Date



Please mark boxes in blue or black ink.


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